UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 22, 2005

THE HILLMAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

10590 Hamilton Avenue, Cincinnati, Ohio 45231
(Address of principal executive offices and zip code)

(Registrant’s telephone number, including area code) (513) 851-4900

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.
     The Hillman Companies, Inc. (the “Company”) previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2005 that it expected to file a Form 10-K/A for the fiscal year ended December 31, 2004 and a Form 10-Q for the quarter ended June 30, 2005 on or about September 19, 2005.
     The Company is continuing to work diligently to file both the Form 10-K/A and the Form 10-Q as soon as practicable; however, the Company now expects that it will make these filings by October 4, 2005.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Press Release of the Company dated September 22, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2005	THE HILLMAN COMPANIES, INC.
/s/ James P. Waters
James P. Waters
Chief Financial Officer